SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 1999

                       INTERNATIONAL AMERICAN HOMES, INC.
                       ----------------------------------
               (Exact name of registrant as specified in charter)

Delaware                           0-13800                  22-2472608
--------                           -------                  ----------
(State or other                    (Commission              (IRS Employer
jurisdiction of                    File Number)             Identification No.)
incorporation)

9950 Princess Palm Ave., Suite 112, Tampa, FL                   33619
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code (813) 664-1100

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Item 5.  Other Events.

         On October 28, 1998, the Registrant issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits

         (a)      Financial statements of business acquired.

                  N/A

         (b)      Pro forma financial information.

                  N/A

         (c)      Exhibits

                  Exhibit       Description
                  -------       -----------
                   99.1         Registrant's Press Release, dated as of October
                                28, 1999.
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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 28, 1999

                                     INTERNATIONAL AMERICAN HOMES, INC.


                                     By: /s/ Robert I. Antle
                                         -------------------
                                         Robert I. Antle
                                         Executive Vice President, Treasurer and
                                         Chief Financial Officer

                                  EXHIBIT INDEX

             Exhibit       Description
             -------       -----------
              99.1         Registrant's Press Release, dated as of October
                           28, 1999.